Supplement dated October 29, 1999 to Statement of Additional Information dated
                               October 18, 1999 of

                             INVESTORS CAPITAL FUNDS
                          Investors Capital Twenty Fund
                         Investors Capital Internet Fund



The following supplements and supersedes any contrary information contained in the section of the Funds' Statement of Additional Information entitled "Purchase, Redemption and Pricing of Shares":


Sales Charge Waivers. Under certain conditions, Class A shares may be sold without a sales charge to officers, directors, trustees and employees of the Advisor, the Funds' distributor and any of their affiliated companies, and immediate family members of any of these people. Class A shares may also be sold without a sales charge to individuals with an investment account or relationship with the Advisor; fee-based financial planners acting for the account of their clients; broker-dealers who have entered into selling agreements with the Distributor for their own accounts; banks and other financial institutions that have entered into agreements with the Funds to provide shareholder services for customers; and individuals purchasing shares with the proceeds of a redemption made from another mutual fund complex on which the investor had paid a front-end sales charge or a deferred sales charge, if such redemption occurred within the previous 12 months with proof of purchase.